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                                                                    Exhibit 10.3

                                Promissory Note
                (Revolving Loans and Overadvance Facility Loans)




$42,000,000                                                   New York, New York

                                                                   July 26, 1996


         FOR VALUE RECEIVED, RIVER OAKS FURNITURE, INC., a Mississippi corporation having its principal place of business located in Belden, Mississippi, R. O. WEST, INC., a Mississippi corporation having its principal place of business in Belden, Mississippi; R. O. EAST, INC., a Mississippi corporation having its principal place of business in Belden, Mississippi; and GAINES MANUFACTURING COMPANY, a Tennessee corporation having its principal place of business in Belden, Mississippi (collectively, the "Borrowers"), hereby promise, jointly and severally, to pay to the order of BNY FINANCIAL CORPORATION (the "Lender"), in its individual capacity, at the office of BNY FINANCIAL CORPORATION, as agent for the Lenders (the "Agent"), located at 1290 Avenue of the Americas, New York, New York 10104 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Revolving Credit and Term Loan Agreement dated as of July 26, 1996 among the Borrowers, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as from time to time amended, supplemented or replaced, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of FORTY-TWO MILLION DOLLARS ($42,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans and all Overadvance Facility Loans made by the Lender to the Borrowers pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article III of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 3.2 (a) of the Agreement. Further, in the event of such acceleration, this Revolving Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrowers.






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         In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrowers agree, jointly and severally, to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Revolving Note is one of the Revolving Notes in the principal amount of $42,000,000 referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans and Overadvance Facility Loans evidenced hereby were or are made and are to be repaid. This Revolving Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Revolving Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrowers have caused this Revolving Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                         RIVER OAKS FURNITURE, INC.



                                         By:
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                                         Name:
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                                         Title:
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                                         R.O. WEST, INC.



                                         By:
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                                         Name:
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                                         Title:
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                                         R.O. EAST, INC.




                                         By:
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                                         Name:
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                                         Title:
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                                         GAINES MANUFACTURING COMPANY





                                         By:
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                                         Name:
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                                         Title:
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